Shareholder Letter Q3 2021

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Dear Shareholders, Let's begin with the most exciting news - Lemonade Car was launched last week, and today, as part of our continued investment in our car business, we announce the acquisition of Metromile. While we have been at the forefront of using big data and AI in home and pet insurance, Metromile has been trailblazing a parallel path for car insurance. Metromile’s car-mounted precision sensors took over 400 million road trips, covering billions of miles and sending real-time data streams to the Metromile cloud. These were mapped onto behaviors (how much someone drives, when, where, and how) and cross referenced with actual claims data, yielding precise predictions for losses per mile driven. These algorithms hold the promise of propelling Lemonade Car from a newcomer in the car insurance space to its vanguard. We believe today’s deal will be a significant value unlock for our shareholders and customers, and expect this transaction to pay dividends in three important currencies: collapsing time, flattening risk, and increasing efficiency. You can read more about our strategic rationale for pursuing this transaction in a blog post from our co-CEO, Daniel Schreiber, or in the investor presentation that accompanies this letter. Launching Lemonade Car was a Herculean effort by our team - the result is a car insurance product built from scratch in 2021 by the largest team we've ever assigned to a single project. You can read more about our product in a blog post from our co-CEO, Shai Wininger, and we're incredibly proud of what we have built. We also believe that as a result of the Metromile acquisition, things will only get better from here. We expect that injecting all the Metromile capabilities into Lemonade Car will lead to a product offering that stands alone in the market: we'll have all the people and tools in place to deliver the most seamless and customer-centric car insurance product, that is also the most affordable, precise, and fair. That's our plan. 3

Concurrent with these significant developments in our car product and strategy, across the rest of our book of business, an overarching theme of 2021 happily sustained through Q3: we leaned in and sequentially ramped up our investment in growth. We saw robust IFP growth in Q3, with IFP increasing by 84% year-over-year. We concluded Q3 21 with IFP of $347 million, and about 1.4 million customers. We'd like to highlight a few key trends that are forming across the book. Growth, Business Mix & Bundling In Q3 21, we drove a record $50 million sequential increase in IFP. This marks the third consecutive record quarter and was a direct result of leaning in: a sequential increase in advertising investment in the period. Across our book of business, we are seeing trends that enhance customer lifetime value - most notably, the increasing prevalence of bundling and improving loss ratios in our newer business lines - and this gives us confidence to accelerate our investment pace. Additionally, Q3 is typically the quarter where we see tailwinds driven by seasonality in renter moving behavior. We capitalized on this effectively, delivering a record volume of gross new renters business in the period - this reflected a sequential increase > 25% relative to Q2 21. While renters growth remains healthy, consistent with our sustained strategy to diversify the book so long as unit economics are attractive, we actually drove faster YoY growth rates in each of our non-renters lines of business. As a result, the business mix evolution we highlighted in detail last quarter has sustained, with non-renters' share of our overall book of business ticking up to 47% from 44% last quarter. Our pet line of business added 2% to its share, now up to 15%, life's share has increased to 2%, and homeowners' share is stable at 30%. 4

As always, looking forward, our growth investment strategy will continue to allocate dollars primarily to the areas of our business that demonstrate the most healthy unit economics. In last quarter's letter, we touched on the formation of favorable trends in our European loss ratios. As a result, in the near term, we expect to re-allocate marketing dollars from our life business to Europe. While our Europe & life businesses each have relatively small scopes today, we continue to believe that they will achieve a Lemonade-style growth curve with meaningful scale in the long term. While our growth was robust in the quarter, in line with industry-wide increases in media costs, we experienced a 26% YoY decline in marketing efficiency as measured by the change in IFP driven by advertising spend. This industry-wide phenomenon impacted us less than most, as our conversion rates improved during the period across our various product lines. Hence, we were able to hit our IFP growth targets at compelling LTV to CAC ratios in spite of this headwind. Distinct from our new customer acquisition strategy, we are observing positive trends in the growth contribution from our existing customer base. Bundling behavior is growing substantially across the book, with bundles now representing 8% of total IFP, compared to 0% prior to the launch of pet insurance in Q3 20. In Q3 21, we recognized a record volume of cross sales at ~$5 million, and saw a > 4x increase in the number of customers with policies in multiple lines of business relative to Q3 20. While the average premium per customer across our book of business was $254 at Q3 21, the premium per customer of our bundled customers is ~3x higher. Loss Ratio Our Q3 21 gross loss ratio was 77%, up from 72% a year ago, notwithstanding the fact that our newer products are demonstrating improving loss ratios. 5

Our business mix has evolved considerably since a year ago, with renters comprising 53% of the book, relative to 70% a year ago. The lines of business that have captured that share (home & pet) do demonstrate higher loss ratios than our more mature, stable renters book. However, we are seeing improving loss ratios specifically in home & pet. On an accident period basis, our pet loss ratio improved by 4 percentage points sequentially while our homeowners loss ratio improved by 52 percentage points year over year1. This is the result of tireless work by our teams who are hyper focused on improving this metric such that we are in line with our loss ratio targets across the book. Some examples of ongoing efforts: • Prioritizing more profitable geographies • Refiling rates across states to improve pricing accuracy & adequacy • Implementing rigorous CAT management strategy to better identify, price, and manage risk. As a result of our broad efforts to address profitability across the portfolio, we are enabling the maturation of our newer business lines, putting us on a clear path to our ultimate destination. In the long term, we expect the loss ratios of all Lemonade product lines will be < 75%. 6 1 Sequential comparison applied for pet in order to compare complete periods. Our pet product was launched within Q3 20.

Q3 2021 Results, KPIs and Non-GAAP Financial Measures In Force Premium IFP, defined as the aggregate annualized premium for customers as of the period end date, increased by 84% to $346.7 million as compared to the third quarter of 2020, primarily due to a 45% increase in the number of customers as well as a 26% increase in premium per customer. Customers Customer count increased by 45% to 1,363,754 as compared to the third quarter of 2020. Premium per Customer Premium per customer, defined as in force premium divided by customers, was $254 at the end of the third quarter, up 26% from the third quarter of 2020. This is primarily due to the continued shift of our business mix toward products with higher average policy values, an increasing prevalence of multiple policies per customer, and growth in the overall average policy value. 7

Annual Dollar Retention Annual dollar retention, defined as the percentage of IFP retained over a twelve month period, inclusive of changes in policy value, changes in number of policies, changes in policy type, and churn, was 82% at the end of the quarter, up by 6 percentage points from the third quarter of 2020. This is primarily due to an increasing prevalence of multiple policies per customer. Gross Earned Premium Third quarter gross earned premium of $79.6 million increased by $36.7 million or 86% as compared to the third quarter of 2020, primarily due to the increase of in force premium earned during the quarter. Revenue Third quarter total revenue of $35.7 million increased by $17.9 million or 101% as compared to the third quarter of 2020, primarily due to the increase of gross earned premium during the quarter, increases in net investment income & commission income, and a modest reduction in the scope of our quota share program. Gross Profit Third quarter gross profit of $11.7 million increased by $4.4 million or 60% as compared to the third quarter of 2020, primarily due to the increase in gross earned premium, partially offset by a higher net loss ratio. Adjusted Gross Profit Third quarter adjusted gross profit of $15.2 million increased by $5.9 million or 63% as compared to the third quarter of 2020, primarily due to the increase in gross earned premium, partially offset by a higher net loss ratio. 8

Adjusted gross profit is a non-GAAP metric. Reconciliations of GAAP to non- GAAP financial measures, as well as definitions for the non-GAAP financial measures included in this letter and the reasons for their use, are presented at the end of this letter. Operating Expense Total operating expense, excluding net loss and loss adjustment expense, in Q3 increased by 98% to $82.4 million as compared to the $41.6 million in the third quarter of 2020, driven primarily by increases in the following expense lines: • Sales & marketing: primarily driven by an increased investment in advertising and employee-related expenses to support our continued growth and expansion • Technology development: primarily driven by increased employee- related expenses to support our continued growth and product development initiatives • General & administrative: primarily driven by increased employee- related expenses and overhead costs to support our continued growth Net Loss Net loss in Q3 was $66.4 million, or $(1.08) per share, as compared to $30.9 million, or $(0.57) per share, in the third quarter of 2020. Adjusted EBITDA Adjusted EBITDA loss of $51.3 million increased by $23.7 million as compared to the third quarter of 2020, primarily due to increased operating expenses. Adjusted EBITDA is a non-GAAP metric. Reconciliations of GAAP to non- GAAP financial measures, as well as definitions for the non-GAAP financial 9 measures included in this letter and the reasons for their use, are presented at the end of this letter. Cash The Company’s cash, cash equivalents, and investments totaled $1.1 billion at September 30, 2021 as compared to $578 million as of December 31, 2020, primarily reflecting the net proceeds from our follow-on offering of approximately $640 million, partially offset by $94.7 million of cash used in operations. As of September 30, 2021, approximately $182.4 million in cash, cash equivalents, and investments, was held in accounts owned by our US and Dutch insurance company subsidiaries, and our Dutch insurance holding company, which are restricted by statute as to the amount of dividends they may pay without the prior approval of their respective regulatory authorities. 10

Key Operating and Financial Metrics Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 ($ in millions, except Premium per customer) Customers (end of period) 1,363,754 941,313 1,363,754 941,313 In force premium (end of period) $ 346.7 $ 188.9 $ 346.7 $ 188.9 Premium per customer (end of period) $ 254 $ 201 $ 254 $ 201 Annual dollar retention (end of period) 82% 76% 82% 76% Total revenue $ 35.7 $ 17.8 $ 87.4 $ 73.9 Gross earned premium $ 79.6 $ 42.9 $ 202.7 $ 108.7 Gross profit $ 11.7 $ 7.3 $ 23.4 $ 17.3 Adjusted gross profit $ 15.2 $ 9.3 $ 33.0 $ 21.7 Net loss $ (66.4) $ (30.9) $ (171.0) $ (88.4) Adjusted EBITDA $ (51.3) $ (27.6) $ (133.0) $ (68.2) Gross profit margin 33% 41% 27% 23% Adjusted gross profit margin 43% 52% 38% 29% Ratio of Adjusted Gross Profit to Gross Earned Premium 19% 22% 16% 20% Gross loss ratio 77% 72% 88% 71% Net loss ratio 81% 65% 91% 70% 11

Q4 2021 Guidance Guidance for Fourth Quarter 2021 We expect: • In force premium at December 31 of $380 - $384 million • Gross earned premium of $88 - $89 million • Revenue of $39 - $40 million • Adjusted EBITDA loss of ($52) - ($50) million • Stock-based compensation expense of approximately $19 million • Capital expenditures of approximately $3 million Guidance for Full Year 2021 We expect: • In force premium at December 31 of $380 - $384 million • Gross earned premium of $291 - $292 million • Revenue of $126 - $127 million • Adjusted EBITDA loss of ($185) - ($183) million • Stock-based compensation expense of approximately $50 million • Capital expenditures of approximately $11 million We wanted to highlight for shareholders that we have reduced the low end of our FY 21 EBITDA guidance range by $12 million. This is primarily driven by (1) conservatism on marketing efficiency in light of the Q3 trend referenced earlier in this letter, and (2) further acceleration of costs to support the launch of Lemonade Car. In order to allow our people sufficient time to learn and ramp up prior to servicing customers, certain expenses that were previously slated for 2022 were pulled forward to support the accelerated timeline our product and engineering teams have facilitated. A full reconciliation of adjusted EBITDA guidance to net loss on a forward- looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to income tax 12 expense, depreciation and amortization, interest income, net investment income, and other transactions that we consider to be unique in nature, all of which are adjustments to adjusted EBITDA. We have provided a reconciliation of GAAP to non-GAAP financial measures for the third quarter 2021 in the reconciliation tables at the end of this letter. 13

Non-GAAP financial measures and key operating metrics The non-GAAP financial measures used in this letter to shareholders are adjusted gross profit, Ratio of Adjusted Gross Profit to Gross Earned Premium, and adjusted EBITDA. We define adjusted EBITDA as net loss excluding interest expense, income tax expense, depreciation, amortization, stock-based compensation, net investment income, and other transactions that we consider to be unique in nature. We exclude these items from adjusted EBITDA because we do not consider them to be directly attributable to our underlying operating performance. We use adjusted EBITDA as an internal performance measure in the management of our operations because we believe it gives our management and other customers of our financial information useful insight into our results of operations and our underlying business performance. Adjusted EBITDA should not be viewed as a substitute for net loss calculated in accordance with GAAP, and other companies may define adjusted EBITDA differently. We define adjusted gross profit as gross profit excluding net investment income, plus fixed costs and overhead associated with our underwriting operations including employee-related costs and professional fees and other, and depreciation and amortization allocated to cost of revenue. After these adjustments, the resulting calculation is inclusive of only those variable costs of revenue incurred in the successful acquisition of business and without the volatility of investment income. We use adjusted gross profit as a key measure of our progress toward profitability and to consistently evaluate the variable contribution to our business from underwriting operations from period to period. We define Ratio of Adjusted Gross Profit to Gross Earned Premium as the ratio of adjusted gross profit to gross earned premium. The Ratio of Adjusted Gross Profit to Gross Earned Premium measures the relationship between the underlying business volume and gross economic benefit generated by our 14 underwriting operations, on the one hand, and our underlying profitability trends, on the other. We rely on this measure, which supplements our gross profit ratio as calculated in accordance with GAAP, because it provides management with insight into our underlying profitability trends over time. The non-GAAP financial measures used in this letter to shareholders have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. In addition, adjusted gross profit and adjusted EBITDA should not be construed as indicators of our operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that they fail to address. We caution investors that non- GAAP financial information, by its nature, departs from traditional accounting conventions. Therefore, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies. Our management uses these non-GAAP financial measures, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) facilitate external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of our management team; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. 15

Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this letter to shareholders. This letter to shareholders also includes key performance indicators, including customers, in force premium, premium per customer, annual dollar retention, gross earned premium, gross loss ratio and net loss ratio. We define customers as the number of current policyholders underwritten by us or placed by us with third-party insurance partners (who pay us recurring commissions) as of the period end date. A customer that has more than one policy counts as a single customer for the purposes of this metric. We view customers as an important metric to assess our financial performance because customer growth drives our revenue, expands brand awareness, deepens our market penetration, creates additional upsell and cross-sell opportunities and generates additional data to continue to improve the functioning of our platform. We define in force premium ("IFP") as the aggregate annualized premium for customers as of the period end date. At each period end date, we calculate IFP as the sum of: (i) In force written premium — the annualized premium of in force policies underwritten by us; and (ii) In force placed premium — the annualized premium of in force policies placed with third party insurance companies for which we earn a recurring commission payment. In force placed premium currently reflects less than 1% of IFP. The annualized value of premiums is a legal and contractual determination made by assessing the contractual terms with our customers. The annualized value of contracts is not determined by reference to historical revenues, deferred revenues or any other GAAP financial measure over any period. IFP is not a forecast of future revenues nor is it a reliable indicator of revenue expected to be earned in any given period. We believe that our calculation of IFP is useful to analysts and investors because it captures the impact of growth in customers and premium per customer at the end of each reported period, without 16 adjusting for known or projected policy updates, cancellations, rescissions and non-renewals. We use IFP because we believe it gives our management useful insight into the total reach of our platform by showing all in force policies underwritten and placed by us. Other companies, including companies in our industry, may calculate IFP differently or not at all, which reduces the usefulness of IFP as a tool for comparison. We define premium per customer as the average annualized premium customers pay for products underwritten by us or placed by us with third- party insurance partners. We calculate premium per customer by dividing IFP by customers. We view premium per customer as an important metric to assess our financial performance because premium per customer reflects the average amount of money our customers spend on our products, which helps drive strategic initiatives. We define annual dollar retention ("ADR"), as the percentage of IFP retained over a twelve month period, inclusive of changes in policy value, changes in number of policies, changes in policy type, and churn. To calculate ADR we first aggregate the IFP from all active customers at the beginning of the period and then aggregate the IFP from those same customers at the end of the period. ADR is then equal to the ratio of ending IFP to beginning IFP. We believe that our calculation of ADR is useful to analysts and investors because it captures our ability to retain customers and sell additional products and coverage to them over time. We view ADR as an important metric to measure our ability to provide a delightful end-to-end customer experience, satisfy our customers’ evolving insurance needs and maintain our customers’ trust in our products. Our customers become more valuable to us every year they continue to subscribe to our products. Other companies, including companies in our industry, may calculate ADR differently or not at all, which reduces the usefulness of ADR as a tool for comparison. Gross earned premium is the earned portion of our gross written premium. We use this operating metric as we believe it gives our management and 17 other users of our financial information useful insight into the gross economic benefit generated by our business operations and allows us to evaluate our underwriting performance without regard to changes in our underlying reinsurance structure. Unlike net earned premium, gross earned premium excludes the impact of premiums ceded to reinsurers, and therefore should not be used as a substitute for net earned premium, total revenue, or any other measure presented in accordance with GAAP. We define gross loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense to gross earned premium. We define net loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense, less amounts ceded to reinsurers, to net earned premium. Links The information contained on, or that can be accessed through, hyperlinks included herein is deemed not to be incorporated in or part of this shareholder letter. Earnings teleconference information The Company will discuss its third quarter 2021 financial results during a teleconference on November 9, 2021, at 8:00 AM ET. The conference call (ID code 10160153) can be accessed at 1-844-850-0549. A live audio webcast of the call will also be available simultaneously at https://investor.lemonade.com 18

Following completion of the call, a recorded replay of the webcast will be available on the investor relations section of Lemonade’s website. Additional investor information can be accessed at https://investor.lemonade.com About Lemonade Lemonade offers renters, homeowners, pet, car, and life insurance. Powered by artificial intelligence and behavioral economics, Lemonade’s full stack insurance carriers in the US and the EU replace brokers and bureaucracy with bots and machine learning, aiming for zero paperwork and instant everything. A Certified B-Corp, Lemonade gives unused premiums to nonprofits selected by its community, during its annual Giveback. Lemonade is currently available in the United States, Germany, the Netherlands, and France, and continues to expand globally. For more information, please visit www.lemonade.com, and follow Lemonade on Twitter or Instagram. Media inquiries: press@lemonade.com Investor contact: ir@lemonade.com Forward-looking statement safe harbor This letter to shareholders contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this letter to shareholders that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our anticipated financial performance, including our financial outlook for the fourth quarter of 2021 and the full year 2021, our expectations related to the acquisition of Metromile and the anticipated roll-out of Lemonade Car, our industry, business strategy, plans, goals and expectations concerning our market position, future operations and other financial and operating information. 19

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: Our history of losses and the fact that we may not achieve or maintain profitability in the future; our ability to retain and expand our customer base; the fact that the “Lemonade” brand may not become as widely known as incumbents’ brands or the brand may become tarnished; the denial of claims or our failure to accurately and timely pay claims; our ability to attain greater value from each user; the novelty of our business model and its unpredictable efficacy and susceptibility to unintended consequences; the possibility that we could be forced to modify or eliminate our Giveback, which could undermine our business model; the examinations and other targeted investigations by our primary and other state insurance regulators that could result in adverse examination findings and necessitate remedial actions; our limited operating history; our ability to manage our growth effectively; the impact of intense competition in the segments of the insurance industry in which we operate on our ability to attain or increase profitability; the unavailability of reinsurance at current levels and prices, which could limit our ability to write new business; our ability to renew reinsurance contracts on comparable duration and terms to those currently in effect; our exposure to counterparty risks as a result of reinsurance; the loss of personal customer information, damage to our reputation and brand, or harm to our business and operating results as a result of security incidents or real or perceived errors, failures or bugs in our systems, website or app; our actual or perceived failure to protect customer information and other data, respect customers’ privacy, or comply with data privacy and security laws and regulations; our ability to comply with extensive insurance industry regulations and the need to incur additional costs or devote additional 20 resources to comply with changes to existing regulations; our exposure to additional regulatory requirements specific to other vertical markets that we enter or have entered, including auto, pet and life insurance, and the need to devote additional resources to comply with these regulations; uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of Metromile’s stockholders; the ability to obtain required regulatory approvals at all or in a timely manner; any litigation related to the proposed transaction; disruption of Metromile’s or Lemonade’s current plans and operations as a result of the proposed transaction; the ability of Metromile or Lemonade to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Lemonade to successfully integrate Metromile’s operations, product lines and technology; the ability of Lemonade to implement its plans, forecasts and other expectations with respect to Metromile’s business after the completion of the transaction and realize additional opportunities for growth and innovation; the ability of Lemonade to realize the anticipated synergies from the proposed transaction in the anticipated amounts or within the anticipated timeframes or costs expectations or at all; the ability to maintain relationships with Lemonade’s and Metromile’s respective employees, customers, other business partners and governmental authorities; and the other risks, uncertainties and important factors contained and identified;and our inability to predict the lasting impacts of COVID-19 to our business in particular, and the global economy generally. These and other important factors are discussed under the caption “Risk Factors” in our Form 10-K filed with the SEC on March 8, 2021 and in our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. Any such forward-looking statements represent management’s beliefs as of the date of this press release. While we may elect to update such 21 forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. 22

Condensed Consolidated Statements of Operations and Comprehensive Loss $ in millions, except per share amounts, unaudited Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Revenue Net earned premium $ 21.5 $ 10.5 $ 51.6 $ 65.0 Ceding commission income 12.3 7.0 31.9 7.4 Net investment income 0.6 0.2 1.0 1.3 Commission and other income 1.3 0.1 2.9 0.2 Total revenue 35.7 17.8 87.4 73.9 Expense Loss and loss adjustment expense, net 17.5 6.7 47.0 45.4 Other insurance expense 6.3 3.5 16.3 10.8 Sales and marketing 42.2 22.2 104.4 57.5 Technology development 14.3 5.3 35.4 13.0 General and administrative 19.6 10.6 49.5 34.6 Total expense 99.9 48.3 252.6 161.3 Loss before income taxes (64.2) (30.5) (165.2) (87.4) Income tax expense 2.2 0.4 5.8 1.0 Net loss $ (66.4) $ (30.9) $ (171.0) $ (88.4) Other comprehensive income, net of tax Unrealized (loss) gain on investments (0.8) 0.4 (1.2) 0.6 Foreign currency translation adjustment — — (0.5) — Comprehensive loss $ (67.2) $ (30.5) $ (172.7) $ (87.8) Per share data: Net loss per share attributable to common stockholders—basic and diluted $ (1.08) $ (0.57) $ (2.80) $ (3.41) Weighted average common shares outstanding —basic and diluted 61,580,145 53,997,315 61,086,238 25,935,362 23

Condensed Consolidated Balance Sheets $ in millions, except per share amounts As of September 30, December 31, 2021 2020 (Unaudited) Assets Investments Fixed maturities available-for-sale, at fair value (amortized cost: $698.6 million and $6.4 million as of September 30, 2021 and December 31, 2020) $ 697.6 $ 6.6 Short-term investments (cost: $107.5 million) 107.5 — Total investments 805.1 6.6 Cash, cash equivalents and restricted cash 319.6 571.4 Premium receivable, net of allowance for doubtful accounts of $1.0 million and $0.5 million as of September 30, 2021 and December 31, 2020 129.2 86.1 Reinsurance recoverable 70.8 49.0 Prepaid reinsurance premium 150.2 91.3 Deferred acquisition costs 6.0 3.5 Property and equipment, net 10.8 5.7 Intangible assets 0.6 0.6 Other assets 29.4 14.5 Total assets $ 1,521.7 $ 828.7 Liabilities and Stockholders' Equity Unpaid loss and loss adjustment expense $ 74.0 $ 46.3 Unearned premium 203.2 123.8 Trade payables 3.0 1.4 Funds held for reinsurance treaties 97.1 62.1 Deferred ceding commission 36.1 22.4 Ceded premium payable 24.8 13.0 Other liabilities and accrued expenses 35.5 18.7 Total liabilities 473.7 287.7 Commitments and contingencies Stockholders' equity: Common stock, $0.00001 par value, 200,000,000 shares authorized; 61,615,624 and 56,774,294 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively — — Additional paid-in capital 1,539.5 859.8 Accumulated deficit (491.6) (320.6) Accumulated other comprehensive income 0.1 1.8 Total stockholders' equity 1,048.0 541.0 Total liabilities and stockholders' equity $ 1,521.7 $ 828.7 24

Condensed Consolidated Statements of Cash Flows $ in millions, unaudited Nine Months Ended September 30, 2021 2020 Cash flows from operating activities: Net loss $ (171.0) $ (88.4) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation 2.5 1.1 Stock-based compensation 30.7 7.3 Amortization of discount on bonds (1.5) (0.4) Provision for bad debts 3.8 1.4 Common share contribution to the Lemonade Foundation — 12.2 Changes in operating assets and liabilities: Premium receivable (46.9) (30.1) Reinsurance recoverable (21.8) (21.9) Prepaid reinsurance premium (58.9) (85.2) Deferred acquisition costs (2.5) (1.5) Other assets (15.0) (11.4) Unpaid loss and loss adjustment expense 27.7 11.5 Unearned premium 79.4 47.3 Trade payables 1.6 0.3 Funds held for reinsurance treaties 35.0 52.4 Deferred ceding commissions 13.7 20.9 Ceded premium payable 11.8 14.0 Other liabilities and accrued expenses 16.7 (0.5) Net cash used in operating activities (94.7) (71.0) Cash flows from investing activities: Proceeds from short-term investments sold or matured — 55.0 Proceeds from bonds sold or matured 7.9 2.2 Cost of short-term investments acquired (107.5) (14.9) Cost of bonds acquired (700.1) (2.9) Purchases of property and equipment (7.4) (3.1) Net cash (used in) provided by investing activities (807.1) 36.3 Cash flows from financing activities: Proceeds from Initial Public Offering and Follow-on Offering, net of underwriting discounts and commissions and offering costs 640.3 338.0 Proceeds from release of shares upon repayment — 1.3 Proceeds from stock exercises 8.7 0.3 Net cash provided by financing activities 649.0 339.6 Effect of exchange rate changes on cash, cash equivalents and restricted cash 1.0 0.5 Net increase (decrease) in cash, cash equivalents and restricted cash (251.8) 305.4 Cash, cash equivalents and restricted cash at beginning of period 571.4 270.3 Cash, cash equivalents and restricted cash at end of period $ 319.6 $ 575.7 Supplemental disclosure of cash flow information: Cash paid for income taxes $ 2.1 $ 1.1 25

Reconciliation of Non-GAAP Financial Measures to their Most Directly Comparable GAAP Financial Measures $ in millions, except for per share information, unaudited Adjusted Gross Profit and Adjusted Gross Profit Margin The following table provides a reconciliation of total revenue to adjusted gross profit and the related adjusted gross profit margin for the periods presented: Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Total revenue $ 35.7 $ 17.8 $ 87.4 $ 73.9 Adjustments: Loss and loss adjustment expense, net $ (17.5) $ (6.7) $ (47.0) $ (45.4) Other insurance expense (6.3) (3.5) (16.3) (10.8) Depreciation and amortization (0.2) (0.3) (0.7) (0.4) Gross profit $ 11.7 $ 7.3 $ 23.4 $ 17.3 Gross profit margin (% of total revenue) 33% 41% 27% 23% Adjustments: Net investment income $ (0.6) $ (0.2) $ (1.0) $ (1.3) Employee-related expense 2.4 1.1 5.8 2.9 Professional fees and other 1.5 0.8 4.1 2.4 Depreciation and amortization 0.2 0.3 0.7 0.4 Adjusted gross profit $ 15.2 $ 9.3 $ 33.0 $ 21.7 Adjusted gross profit margin (% of total revenue) 43% 52% 38% 29% 26

Ratio of Adjusted Gross Profit to Gross Earned Premium The following table sets forth our calculation of the Ratio of Adjusted Gross Profit to Gross Earned Premium for the periods presented: Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Numerator: Adjusted gross profit $ 15.2 $ 9.3 $ 33.0 $ 21.7 Denominator: Gross earned premium $ 79.6 $ 42.9 $ 202.7 $ 108.7 Ratio of Adjusted Gross Profit to Gross Earned Premium 19% 22% 16% 20% Adjusted EBITDA The following table provides a reconciliation of adjusted EBITDA to net loss for the periods presented: Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Net loss $ (66.4) $ (30.9) $ (171.0) $ (88.4) Adjustments: Income tax expense $ 2.2 $ 0.4 $ 5.8 $ 1.0 Depreciation and amortization 0.8 0.4 2.5 1.1 Stock-based compensation 12.7 2.7 30.7 7.3 Contribution to the Lemonade Foundation — — — 12.2 Interest income — — — (0.1) Net investment income (0.6) (0.2) (1.0) (1.3) Adjusted EBITDA $ (51.3) $ (27.6) $ (133.0) $ (68.2) 27

Supplemental Financial Information $ in millions, unaudited Stock-based compensation Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Loss and loss adjustment expense, net $ 0.3 $ 0.1 $ 1.0 $ 0.2 Other insurance expense 0.4 0.1 0.8 0.5 Sales and marketing 1.4 0.8 3.8 2.1 Technology development 5.3 0.8 12.8 2.1 General and administrative 5.3 0.9 12.3 2.4 Total stock-based compensation expense $ 12.7 $ 2.7 $ 30.7 $ 7.3 Written and Earned Premium Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Gross written premium $ 116.8 $ 71.2 $ 282.1 $ 156.0 Ceded written premium (88.0) (118.6) (210.1) (128.9) Net written premium $ 28.8 $ (47.4) $ 72.0 $ 27.1 Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Gross earned premium $ 79.6 $ 42.9 $ 202.7 $ 108.7 Ceded earned premium (58.1) (32.4) (151.1) (43.7) Net earned premium $ 21.5 $ 10.5 $ 51.6 $ 65.0 28

Historical Operating Metrics Sept. 30, Dec. 31, Mar. 31, Jun. 30, Sept. 30, Dec. 31, Mar. 31, Jun. 30, Sept. 30, 2019 2019 2020 2020 2020 2020 2021 2021 2021 Customers (end of period) 562,251 643,118 729,325 814,160 941,313 1,000,802 1,096,618 1,206,172 1,206,172 1,363,754 In force premium (end of period) $ 94.9 $ 113.8 $ 133.3 $ 155.1 $ 188.9 $ 213.0 $ 251.7 $ 296.8 $ 346.7 Premium per customer (end of period) $ 169 $ 177 $ 183 $ 190 $ 201 $ 213 $ 229 $ 246 $ 254 Annual dollar retention (end of period) 69% 69% 70% 73% 76% 79% 81% 82% 82% Total revenue $ 19.0 $ 23.5 $ 26.2 $ 29.9 $ 17.8 $ 20.5 $ 23.5 $ 28.2 $ 35.7 Gross earned premium $ 21.0 $ 26.0 $ 30.5 $ 35.3 $ 42.9 $ 50.0 $ 56.2 $ 66.9 $ 79.6 Gross profit $ 4.0 $ 4.8 $ 4.6 $ 5.4 $ 7.3 $ 7.5 $ 1.9 $ 9.8 $ 11.7 Adjusted gross profit $ 3.9 $ 5.1 $ 5.4 $ 7.0 $ 9.3 $ 9.5 $ 5.0 $ 12.8 $ 15.2 Net loss $ (31.1) $ (32.7) $ (36.5) $ (21.0) $ (30.9) $ (33.9) $ (49.0) $ (55.6) $ (66.4) Adjusted EBITDA $ (30.4) $ (31.4) $ (22.4) $ (18.2) $ (27.6) $ (29.7) $ (41.3) $ (40.4) $ (51.3) Gross profit margin 21% 20% 18% 18% 41% 37% 8% 35% 33% Adjusted gross profit margin 21% 22% 21% 23% 52% 46% 21% 45% 43% Ratio of Adjusted Gross Profit to Gross Earned Premium 19% 20% 18% 20% 22% 19% 9% 19% 19% Gross loss ratio 78% 73% 72% 67% 72% 73% 121% 74% 77% Net loss ratio 71% 69% 72% 70% 65% 76% 120% 80% 81% 29

Appendix to the Q3 2021 Shareholder Letter

Customers (in ‘000s) In Force Premium ($s in m) 45% 67% YoY growth 84%99% 562 941 1,364 Q3 19 Q3 20 Q3 21 $94.9 $188.9 $346.7 Q3 19 Q3 20 Q3 21 $169 $201 $254 Q3 19 Q3 20 Q3 21 Premium Per Customer 26% 19% * = Appendix p.2

Gross Earned Premium (“GEP”) ($s in m) Revenue (1) ($s in m) $19.0 $17.8 $35.7 Q3 19 Q3 20 Q3 21 101%(6%) YoY growth $21.0 $42.9 $79.6 Q3 19 Q3 20 Q3 21 86% 104% (1) Our ‘proportional reinsurance’ agreements went into effect at the beginning of Q3 20, increasing the proportion of premium that is ceded. Appendix p.3

Loss Ratio Gross Loss Ratio (1) Net Loss Ratio (1) (1) We define gross loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense to gross earned premium, and net loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense, less amounts ceded to reinsurers, to net earned premium. Appendix p.4 87% 82% 78% 73% 72% 67% 72% 73% 121% 74% 77%75% 74% 71% 69% 72% 70% 65% 76% 120% 80% 81% Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21

Gross Profit ($s in m) Gross Profit Margin 60%83% 21% 41% 33% Q3 19 Q3 20 Q3 21 YoY growth Appendix p.5 $4.0 $7.3 $11.7 Q3 19 Q3 20 Q3 21

Adj. Gross Profit (1) ($s in m) Ratio of Adj. Gross Profit to GEP $3.9 $9.3 $15.2 Q3 19 Q3 20 Q3 21 63%138% (1) This is a non-GAAP metric. For a description of these metrics and a reconciliation to the most directly comparable GAAP measure, please see "Reconciliation of Non-GAAP Financial Measures to GAAP" and "Non-GAAP financial measures and key operating metrics". Specifically for Q3 19, the most comparable GAAP metric of Gross Profit was $4.0m; adjustments to Adj. Gross Profit are net investment income of ($1.1m), employee-related expense of $0.8m, professional fees and other expense of $0.2m. 19% 22% 19% Q3 19 Q3 20 Q3 21 YoY growth Appendix p.6

($27.5) ($22.2) ($42.2) ($37.4) ($41.6) ($82.4) Q3 19 Q3 20 Q3 21 Other insurance expense Sales and marketing Technology development General and administrative Operating Expenses (1) ($s in m) (1) Represents total expense less loss and loss adjustment expense, net. Appendix p.7

Net Loss ($s in m) Adj. EBITDA (1) ($s in m) (86%)9% YoY growth (115%) 1% (1) This is a non-GAAP metric. For a description of these metrics and a reconciliation to the most directly comparable GAAP measure, please see "Reconciliation of Non-GAAP Financial Measures to GAAP" and "Non-GAAP financial measures and key operating metrics". Specifically for Q3 19, the most comparable GAAP metric of Net Loss was ($31.1m); adjustments to Adj. EBITDA are income tax expense of $0.1m, depreciation and amortization of $0.2m, stock-based compensation expense of $1.5m and net investment income expense of ($1.1m). Appendix p.8 ($31.1) ($30.9) ($66.4) Q3 19 Q3 20 Q3 21 ($30.4) ($27.6) ($51.3) Q3 19 Q3 20 Q3 21

Guidance ($s in m) Q4 2021 Full Year 2021 $380 $384 $88 $89 $39 $40 ($52) ($50) ($185) ($183) $126 $127 $291 $292 $380 $384 Low High Low High In Force Premium (as of end of period) Gross Earned Premium Revenue Adj. EBITDA (1) (1) Adj. EBITDA is a non-GAAP metric. A full reconciliation of Adj. EBITDA guidance to net loss on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to income tax expense, depreciation and amortization, interest income, net investment income, and other transactions that we consider to be unique in nature, all of which are adjustments to Adj. EBITDA. We estimate that stock-based compensation for the fourth quarter and full year 2021 is approximately $19m and $50m, respectively. Appendix p.9